UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 26, 2023 (December 19, 2023)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3165

Harrisburg, Pennsylvania 17105

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RADCQ	OTCMKTS*

*Rite Aid Corporation’s common stock began trading exclusively on the over-the-counter market on October 17, 2023 under the symbol RADCQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

On October 15, 2023 (the “Petition Date”), Rite Aid Corporation (“Rite Aid” or the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions to commence proceedings under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

Item 1.01.	Entry into a Material Definitive Agreement.

Elixir Stalking Horse APA

As previously disclosed in the Company’s Current Report on Form 8-K filed on October 16, 2023 (the “October 2023 8-K”), Hunter Lane LLC and certain affiliates of the Company as “Sellers” thereunder entered into an agreement (the “Elixir Stalking Horse APA”) with MedImpact Healthcare Systems, Inc. (“MedImpact”), pursuant to which MedImpact agreed to serve as the “stalking horse bidder” in a court-supervised sale process under section 363 of the Bankruptcy Code to acquire the Company’s Elixir Solutions pharmacy benefit manager business (“Elixir,” the assets of Elixir, the “Elixir Assets,” and the sale thereof, the “Elixir Sale Transaction”). In connection with the foregoing, on November 16, 2023, the Company filed a motion (the “Seller Financing Motion”) with the Bankruptcy Court seeking approval to provide seller financing to MedImpact to fund a substantial portion of the purchase price of the Elixir Sale Transaction (the “Seller Financing”). The Seller Financing provides for the Company to serve as a lender to certain borrower affiliates of MedImpact in a term loan facility in an aggregate principal amount not to exceed $604 million, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November 7, 2023, by and between MI OpCo Holdings, Inc., as borrower thereunder, MI OpOco H2, LLC, as “Holdings” thereunder, the other guarantors from time to time party thereto, Debtor Rite Aid Corporation, as a lender, each other lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (each as defined therein), and the other L/C Issuers from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, “Term Loan Credit Agreement”). The Seller Financing will be secured by valid, perfected, and enforceable liens on MedImpact collateral pursuant to applicable documentation. On December 19, 2023 the Bankruptcy Court approved the Seller Financing in a bench ruling and on December 20, 2023, the Bankruptcy Court entered a written order approving the Seller Financing and entry into the Term Loan Credit Agreement, subject to Bankruptcy Court approval of and the closing of the Elixir Sale Transaction.

A summary chart of key terms of the Seller Financing and Term Loan Credit Agreement is included in the Seller Financing Motion filed with the Bankruptcy Court, and reproduced below.

Term	Summary of Material Term
Borrower	MI OpCo Holdings, Inc. See MedImpact Credit Agreement, Recitals
Guarantors

(a) Each Material Subsidiary identified as a “Guarantor” on the signature pages of the MedImpact Credit Agreement, (b) MI OpCoH2, LLC, (c) each of Lunaria Data Solutions, Inc., Prescient Holdings Group, LLC, and Dividend Group, LLC and such of the respective Subsidiaries of each of the aforementioned that may be required to become Non-Subsidiary Loan Parties from time to time under the terms of the MedImpact Credit Agreement, (d) each Person that joins as a Guarantor pursuant to Section 6.13 of the MedImpact Credit Agreement or otherwise, (e) with respect to (i) Obligations under any Secured Hedge Agreement, (ii) Obligations under any Secured Cash Management Agreement and (iii) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.08 of the MedImpact Credit Agreement) under the Guaranty, MI OpCo Holdings, Inc., and (f) the successors and permitted assigns of the foregoing.

See MedImpact Credit Agreement, § 1.01,“Guarantor.”

Facility

The aggregate amount of the 2023 Term Loans shall not exceed $604 million (the “Maximum 2023 Term Loan Amount”).

See MedImpact Credit Agreement, Recitals; § 1.01, “Elixir Acquisition Closing Date Purchase Price” “Elixir Acquisition Closing Date Loan Amount”

Pricing	Coupon: SOFR + CSA + 725bps Issue Price: 94.0 Floor; CSA: 0.00%; CSA of 10bps See MedImpact Credit Agreement, § 1.01, “Applicable Rate”; “Term SOFR”; “SOFR Adjustment”; §2.08; § 6.11(c); § 11.01.

Term	Summary of Material Term
Maturity

March 31, 2028 with a springing maturity to September 15, 2026, unless the existing revolving credit facility and term loans have been repaid or extended to a maturity date no earlier than September 30, 2027 on or prior to December 31, 2025.

See MedImpact Credit Agreement, § 1.01,“Maturity Date.”; § 2.07.

Amortization	5.0% p.a. paid quarterly. See MedImpact Credit Agreement § 2.07(b).
Mandatory Repayment Provision

The MedImpact Seller Financing is subject to the consummation of the Elixir Acquisition.

Among other mandatory prepayment provisions, the MedImpact Credit Agreement includes excess cash flow sweep and asset sale sweep terms to match MedImpact’s existing Term Loan A. shared pro rata.

See MedImpact Credit Agreement, § 1.01, “ECF Prepayment Percentage,” “Excess Cash Flow,” “Excess Cash Flow Period”; § 2.01(b); § 2.05(b);

Optional Redemption

In the event the MedImpact Seller Financing is not sold or otherwise monetized and is distributed to Rite Aid stakeholders pursuant to the Plan, the MedImpact Seller Financing will be callable at par for 6 months from the closing date of the Elixir Sale Transaction, followed by NC-6 months / 102 / 101 / par, and otherwise NC-1 / 102 / 101 / par.

See MedImpact Credit Agreement, § 1.01, “Applicable Premium,” “Applicable Preimum Period,” “Applicable Premium Trigger Event,” “Non-Call Period,” § 2.05.

Financial Covenants

Consolidated Net Leverage Ratio: (i) with respect to each fiscal quarter ended after the Second Restatement Date and prior to the fiscal quarter during which the Elixir Acquisition shall have been consummated, 3.50:1.00; and (ii) if the Elixir Acquisition occurs, (x) with respect to each fiscal quarter of the Borrower from and including the fiscal quarter during which the Elixir Acquisition shall have been consummated until and including the sixth fiscal quarter ended after the consummation of the Elixir Acquisition, 3.75:1.00, and (y) at all times thereafter, 3.50:1.00.

Consolidated Interest Coverage Ratio: (i) with respect to each fiscal quarter of the Borrower ended after the date of the Second Restatement Date and prior to the fiscal quarter of the Borrower during which the Elixir Acquisition shall have been consummated, 3.00:100, and (ii) if the Elixir Acquisition occurs, (x) with respect to each fiscal quarter of the Borrower from and including the fiscal quarter during which the Elixir Acquisition shall have been consummated until and including the fourth fiscal quarter ended after the consummation of the Elixir Acquisition, 2.50:1.00, and (y) with respect to each fiscal quarter thereafter, 3.00:1.00.

A Consolidated Interest Coverage Ratio Event of Default shall not constitute an Event of Default with respect to any 2023 Term Loans unless and until either (i) the Required 2021 Replacement Term Lenders have declared all amounts outstanding under the 2021 Replacement Term Facility to be immediately due and payable, or (ii) the Required Revolving Lenders have declared all amounts outstanding under the Revolving Credit Facility to be immediately due and payable and all outstanding Revolving Credit Commitments to be immediately terminated, in each case, in accordance with this Agreement and such declaration has not been rescinded (the “2023 Term Loan Standstill Period”).

See MedImpact Credit Agreement, § 7.11; § 8.01(b).

Capitalized terms used in the above summary table have the definitions given to them in the Seller Financing Motion filed with the Bankruptcy Court.

The foregoing summary of the Seller Financing does not purport to be complete and is qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Notice of Successful Bidder

Pursuant to the Bankruptcy Court’s order approving bidding procedures with respect to the Elixir Sale Transaction as extended by further notice, December 18, 2023 was established as the deadline for the submission of qualified bids with respect to the Elixir Assets (the “Elixir Bid Deadline”). The Company did not receive any qualified bids with respect to the Elixir Assets by the Elixir Bid Deadline other than the stalking horse bid submitted by MedImpact. Accordingly, on December 21, 2023, MedImpact was determined to be the successful bidder with respect to the Elixir Assets.

The closing of the Elixir Sale Transaction is subject to the satisfaction of a number of customary conditions, which, among others, include the entry of an order of the Bankruptcy Court authorizing and approving the Elixir Sale Transaction. The Company will seek approval of the Elixir Sale Transaction with MedImpact at a hearing before the Bankruptcy Court on January 9, 2024, and the Elixir Sale Transaction is expected to close subject to the conditions as set forth in the Elixir Stalking Horse APA.

DIP Loan Credit Facilities

The information set forth below in Item 1.03 in this Current Report on Form 8-K under the captions “DIP Loan Credit Facilities” is hereby incorporated by reference into this Item 1.01.

Item 1.03.	Bankruptcy or Receivership.

DIP Loan Credit Facilities

As previously disclosed in the October 2023 8-K, on October 18, 2023, the Company as borrower (the “Borrower”) and certain of its direct and indirect debtor-subsidiaries, as guarantors, entered into a debtor-in-possession credit agreement (the “DIP ABL Credit Agreement”) with the lenders from time to time party thereto (the “DIP ABL Lenders”) and Bank of America, N.A., as administrative agent and collateral agent, on the terms and conditions set forth therein. Pursuant to the DIP ABL Credit Agreement, the DIP ABL Lenders have agreed, upon the terms and conditions set forth therein, to make available to the Borrower a superpriority senior secured debtor-in-possession asset-based credit facility in the aggregate principal amount of $3.25 billion, consisting of (x) a $2.85 billion revolving credit facility (the “DIP Revolving Facility”), and (y) a $400 million first-in last-out term loan facility (the “DIP FILO Facility,” and, together with the DIP Revolving Facility, the “DIP ABL Facilities”). Additionally, concurrently therewith, the Borrower and certain of its direct and indirect debtor-subsidiaries, as guarantors, entered into a debtor-in-possession term loan agreement (the “DIP Term Loan Credit Agreement” and, together with the DIP ABL Credit Agreement, the “DIP Credit Agreements”) with the lenders from time to time party thereto (the “DIP Term Loan Lenders”) and Bank of America, N.A., as administrative agent and collateral agent, on the terms and conditions set forth therein. Pursuant to the DIP Term Loan Credit Agreement, the DIP Term Loan Lenders have agreed, upon the terms and conditions set forth therein to make available to the Borrower a senior secured debtor-in-possession term loan credit facility in the aggregate principal amount of $200 million (the “DIP Term Loan Facility,” together with the DIP ABL Facilities, the “DIP Facilities”). On October 17, 2023, the Bankruptcy Court entered an order approving the DIP Facilities on an interim basis. On December 22, 2023, the Bankruptcy Court entered an order approving the DIP Facilities on a final basis.

Summaries of the DIP Credit Agreements were included in the Company’s October 2023 8-K and such description is qualified in its entirety by reference to the amended DIP Credit Agreements, copies of which are filed as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this report that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Debtors’ continued operation of the business as “debtors-in-possession”; the Company’s expectation to be granted various requested relief in the Bankruptcy Court and its impact on the ability to pay for continuing obligations, including, but not limited to, employee wages, vendors, suppliers for goods, services, taxes and insurance; the Company’s expectation that it will be able to consummate the plan of reorganization (the “Plan”) or an alternative restructuring transaction and the anticipated timeline for doing so; the Company’s expectation that the transactions contemplated by the Plan are consummated by the Bankruptcy Court; the Company’s expectation regarding the Elixir Stalking Horse APA and the Bankruptcy Court’s approval of the sale transaction contemplated thereby; statements regarding the amount of professional fees and other costs incurred in connection with the Chapter 11 Cases; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: the Company’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the restructuring and emerge from the Chapter 11 Cases, including by satisfying the conditions and milestones set forth in the Company’s DIP Credit Agreements; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the restructuring; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the restructuring and the Chapter 11 Cases; the Company’s ability to execute on currently contemplated asset sales; the effects of the restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the restructuring, including the Company’s ability to obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the restructuring; the Company’s ability to receive any required approvals of the Plan and the responses of its securityholders and other stakeholders; subject to the successful outcome of the restructuring, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions, including those related to opioids, “usual and customary” pricing, government payer programs, business practices, or other matters; and other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Term Loan Credit Agreement
10.2*	DIP ABL Credit Agreement
10.3*	DIP Term Loan Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 26, 2023

RITE AID CORPORATION

	By:	/s/ Thomas Sabatino
	Name:	Thomas Sabatino
	Title:	Executive Vice President and Chief Legal Officer